Exhibit 99.2 ANALYST & INVESTOR DAY 2025 Copyright 2025, Coherent. All rights reserved. NYSE I COHR

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements relating to future events and expectations, including our expectations regarding (i) the growth in the markets we serve including, without limitation, the datacenter and communications and the industrial lasers and materials markets; (ii) our supply chain resilience and the growth in assembly and test capacity, laser device capacity and our fast ramp ability; (iii) revenue growth and the drivers of that growth; (iv) datacenter optical interconnect growth; (v) the continued acceleration of adoption cycles of new data rates; (vi) the expansion in SAM driven by optical circuit switches (“OCS”); (vii) the timing of the production of certain types of OCS; (viii) the growth in datacenter interconnect transceivers; (ix) the growth in transport equipment market; (x) market opportunity in the industrial segment, including, without limitation, market opportunity in precision manufacturing; semi-cap and display cap; instrumentation and other; and automotive and energy; (xi) the key growth drivers in our industrial end markets, our industrial growth and industrial market growth; (xii) the increase in laser content in precision manufacturing; (xiii) the growth in the display market, including, without limitation, OLED area growth and the adoption of microLED; (xiv) the growth in health sciences market; (xv) the expansion in recurring service revenue streams; and (xvi) revenue growth; gross margin expansion; investments; profitability growth; balance sheet strengthening including, without limitation, via debt leverage reduction; go forward capital allocation strategy; financial targets including, without limitation, year-over-year revenue growth, gross margin, operating expenses, and operating margin; and the impact of tariffs to our business, each of which is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the terms of the Company’s indebtedness and ability to service such debt in connection with its acquisition of Coherent, Inc. (the “Transaction”), (iii) risks relating to future integration and/or restructuring actions; (iv) fluctuations in purchasing patterns of customers and end users; (v) the ability of the Company to retain and hire key employees; (vi) changes in demand in the Company’s end markets along with the Company’s ability to respond to such market changes; (vii) the timely release of new products and acceptance of such new products by the market; (viii) the introduction of new products by competitors and other competitive responses; (ix) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (x) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; (xii) the impact of trade protection measures, such as import tariffs by the United States or retaliatory actions taken by other countries; and/or (xiii) the risks relating to forward-looking statements and other “Risk Factors” identified from time to time in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, and our subsequently filed Quarterly Reports on Form 10-Q, which filings are available from the SEC. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of May 28, 2025. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. We believe the presentation of these non-GAAP financial measures enhances investors' overall understanding of our historical financial performance and assists investors in comparing our performance across reporting periods. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.” The Company has not provided a quantitative reconciliation of forward-looking non-GAAP gross margin percentage, non-GAAP operating expenditure percentage, non-GAAP operating margin percentage, and non-GAAP earnings per share, because we cannot, without unreasonable efforts, forecast certain items required to develop comparable GAAP measures. These items include, without limitation, restructuring charges; integration, site consolidation and other expenses; foreign exchange gains (losses); and share based compensation expense. The variability of these items could significantly impact our future GAAP financial results and we believe that the inclusion of any such reconciliations would imply a degree or precision that could be confusing or misleading to investors. Copyright 2025, Coherent. All rights reserved. NYSE I COHR 2

AGENDA Jim Anderson Dr. Julie Sheridan Eng Dr. Christopher Dorman Sherri Luther Chief Executive Officer Chief Technology Officer EVP, Lasers Chief Financial Officer Overview & Strategy Datacenter and Industrial Lasers Financials Communications and Materials Copyright 2025, Coherent. All rights reserved. NYSE I COHR 3

ANALYST & INVESTOR DAY 2025 Overview & Strategy Jim Anderson Chief Executive Officer Copyright 2025, Coherent. All rights reserved. NY NYS SE E I I CO COHR HR 4

THE AGE OF THE PHOTON Electron Photon Fast Speed Lightspeed Lossy Energy Efficiency Lossless Information Limited Bandwidth 10,000X Greater Capacity Copyright 2025, Coherent. All rights reserved. NYSE I COHR 5

PHOTONS ARE THE FABRIC OF AI DATACENTERS Distance DATACENTER SCALE OUT SCALE UP Light Electrical 2X SAM Growth by 2030 Data Rate Copyright 2025, Coherent. All rights reserved. NYSE I COHR 6

PHOTONS ARE INDISPENSABLE TO ADVANCED MANUFACTURING Accuracy ADVANCED MANUFACTURING Lasers enable over 40 manufacturing steps Five different types of lasers required Light Mechanical Speed Complexity Drives Laser Growth Copyright 2025, Coherent. All rights reserved. NYSE I COHR 7

DATACENTER and COMMUNICATIONS INDUSTRIAL WE HARNESS PHOTONS TO DRIVE INNOVATION Innovation Broad and Deep Diversified Markets Unmatched Supply Track Record of Powerhouse Technology Stack and Customers Chain Resilience Growth Copyright 2025, Coherent. All rights reserved. NYSE I COHR 8

LASER FOCUSED ON GROWTH Drive Operational and Accelerate Our Focus on Our Financial Discipline Growth and Profit Drivers Innovation Engine Copyright 2025, Coherent. All rights reserved. NYSE I COHR 9

FOCUSED ON TWO CORE GROWTH MARKETS Datacenter and Communications Industrial Precision Mfg $6B Datacenter Communications Instrumentation $32B $12B and Other $8B $23B $44B 2030 SAM 2030 SAM Auto & Energy Semi Cap & Display $5B $4B Fast Growth High Margin Diversified and Complementary End Market Exposure Copyright 2025, Coherent. All rights reserved. NYSE I COHR 10

COHERENT HAS ASSEMBLED A BROAD ARRAY OF PHOTONIC TECHNOLOGIES


II-VI
1995
ZnSe Platform
Laser Power
2000
Silicon Carbide
Litton
2001
Thermoelectrics
Marlow
2004
Laser Processing Heads
Highyag
2008
Conformal Patterning
Max Levy
2010
Micro-optics
Photop
2012
Precision Ceramics
MCubed
Aerospace & Defense Optical Systems
LightWorks
Lasers, Amplifiers, Advanced Coatings
Oclaro
2013
GaAs & GaN-SiC Platform
Anadigics
Epitaxial Wafers
EpiWorks
2016
Wavelength Selective Switch
CoAdna
Faraday Rotator
Integrated Photonics
Transceivers
Finisar
2019
SiC Epitaxial Wafers and Devices
Ascatron
Ion Implantation
Innovion
2020
Lasers & Laser Systems
Coherent, Inc.
2022
COHERENT

COHERENT
Copyright 2025, Coherent. All rights reserved.
NYSE I COHR

11

NOW: FOCUSING OUR INVESTMENTS AND ELIMINATING DISTRACTIONS Prior Target Target Investment Distribution Prior Investment Distribution • Concentrate investment on the core • Too much investment directed at low product lines and reduce distractions ROI and non-strategic programs • Bias investment toward faster-growing • Under-funding our core growth and product lines profit engines Non-Core Growth Engines Profit Engines Invest to ensure continued Increase investment to expand Shut down or divest health and profitability and accelerate the roadmap Copyright 2025, Coherent. All rights reserved. NYSE I COHR 12

STREAMLINING OUR PORTFOLIO: FOCUS ON PROFITABLE GROWTH ACCELERATION Prior Target Non-Strategic Profit Engines Growth Engines Streamlining and Reducing Distractions Concentrating Investment on the Core Business • Divesting or exiting non-core product lines • Datacenter and Communications • Shut down 5 unprofitable product lines • Accelerated transceiver and optical switching roadmap • Focused SiC on wafer/epi and shut down devices & modules • Tripled InP laser capacity for transceivers and CPO • Streamlining our asset base • Industrial • Exited 9 facilities over the past 18 months • Accelerated roadmap in new growth areas, e.g., ultrafast laser • Initiated exits from additional facilities • Expanding software and services capabilities • Additional actions in flight • Driving roadmap of faster product cost reductions Copyright 2025, Coherent. All rights reserved. NYSE I COHR 13

KEY GROWTH DRIVERS: DATACENTER AND COMMUNICATIONS

AI Data Transmission



Datacenter Bandwidth Growth
10X

1.6T in production this year

3.2T and 6.4T in development

Optical Switching



SAM Expansion
$2B+

First revenue this quarter

Rapid roadmap of new products

Datacenter Interconnect



DCI Transceiver Market
Grows to $4B

400G & 800G ZR/ZR+ ramping

1.6T ZR/ZR+ in development

Note: 10X ('25-'30) - LightCounting; OCS $2B+ and DCI $4B in 2030 - Cignal AI and internal estimates.

COHERENT
Copyright 2025, Coherent. All rights reserved.
NYSE I COHR 14

KEY GROWTH DRIVERS: INDUSTRIAL LASERS AND MATERIALS Semi Cap Equipment Display Manufacturing Precision Manufacturing AI Driving Demand for the Most 2X Expansion in Increasing Use of Laser Processes Advanced Nodes OLED Surface Area in Modern Manufacturing Enabled by lasers, optics & materials Our lasers enable annealing Broadest portfolio of solutions Broadest and most advanced portfolio New microLED tool launches this qtr New fiber laser to expand share Copyright 2025, Coherent. All rights reserved. NYSE I COHR 15

GLOBAL PHOTONICS LEADER Manufacturing Scale Customer Benefits • Deeper level of innovation • Faster time to market • Higher quality • Supply chain resilience • Economies of scale Others Technology Breadth and Depth Copyright 2025, Coherent. All rights reserved. NYSE I COHR 16

THE INNOVATION PARTNER OF CHOICE Datacenter and Communications Industrial Critical lasers and optics are Key photonic and material technologies are internally designed and manufactured internally designed and manufactured Multigenerational innovation and development partnerships with leading AI cloud providers and the most advanced industrial leaders Copyright 2025, Coherent. All rights reserved. NYSE I COHR 17

INDUSTRY-LEADING SUPPLY CHAIN RESILIENCE Laser Device Capacity Assembly and Test Capacity InP Capacity • 3X InP capacity increase • Decades of assembly • Majority of our InP transceivers experience 2X 3X use our own EMLs • >400M transceivers shipped • New 6” line begins production • 2X capacity increase next quarter in Sherman, TX ‘23 ‘24 ‘25 Future ‘25 Future Multi-Site Flexibility Fast Ramp Ability Sites Countries 800G Ramp Materials/Optics 23 6 • Ramped 800G volume at 2X Wafer Fabs 6 3 the rate of the 400G ramp Components 20 8 • Plans in place to ramp 1.6T faster than 800G Assembly & Test 14 7 Q1 Q2 Q3 Q4 Copyright 2025, Coherent. All rights reserved. NYSE I COHR 18

ACHIEVING SIGNIFICANT PROGRESS IN FY25 Revenue ($M) Gross Margin Operating Margin Earnings Per Share 17.8% $3.45 37.9% $5,781 $4,708 13.1% 34.3% $1.21 FY24 FY25 FY24 FY25 FY24 FY25 FY24 FY25 22.8% Growth +360 bps Expansion +470 bps Expansion 2.8X Growth Note: See appendices for non-GAAP financial measures and the GAAP to non-GAAP reconciliations. Copyright 2025, Coherent. All rights reserved. NYSE I COHR 19

DRIVING DOUBLE-DIGIT REVENUE GROWTH Revenue Growth Drivers DATACENTER and COMMUNICATIONS TARGET: 10-15%+ CAGR • AI datacenter market growth • SAM expansion, e.g., optical switching • Share gain opportunity DATACENTER 15-20%+ CAGR and COMMS INDUSTRIAL • Industrial market growth INDUSTRIAL 5-10% CAGR • Content expansion of lasers and optics • Growing recurring service revenue stream FY25 3-4 years Copyright 2025, Coherent. All rights reserved. NYSE I COHR 20

EXPANDING OPERATING MARGIN FY24 Target Gross Margin 34% >42% Operating Expense 21% 18% Operating Margin 13% >24% Note: Non-GAAP financial measures on this slide include gross margin, operating expense percentage, and operating margin. Target model is next 3-4 years. See appendices for GAAP to non-GAAP reconciliation. Copyright 2025, Coherent. All rights reserved. NYSE I COHR 21

LASER FOCUSED ON GROWTH Focus on Our Accelerate Our Drive Operational and Growth and Profit Drivers Innovation Engine Financial Discipline Copyright 2025, Coherent. All rights reserved. NYSE I COHR 22

ANALYST & INVESTOR DAY 2025 Datacenter and Communications Dr. Julie Sheridan Eng Chief Technology Officer Copyright 2025, Coherent. All rights reserved. NY NYS SE E I I CO COHR HR 23

PHOTONICS HAS ENABLED MODERN DATACENTERS AND COMMUNICATIONS Electrical Photonics Copyright 2025, Coherent. All rights reserved. NYSE I COHR 24

POWERING DATACENTER AND COMMUNICATIONS NETWORKS Datacenter and Communications Satellite Datacenter Datacenter Communications $32B $12B Submarine Long Haul Transmission Metro $44B 2030 SAM Backbone Transport Copyright 2025, Coherent. All rights reserved. NYSE I COHR 25

EXPANDING ROLE OF OPTICS IN THE DATACENTER Scale Out • Pluggable transceivers today • Distances 10 m to 10 km • Heterogeneous environment • Flexibility very important • Pluggable transceivers primary form factor Scale Up • Copper today SCALE UP SCALE OUT • Distances <10 m • Closed system • Density, cost, and power very important • SAM expansion opportunity as optics replaces copper • CPO (co-packaged optics) primary form factor Copyright 2025, Coherent. All rights reserved. NY NYS SE E I I CO COHR HR 26

DATACENTER OPTICAL INTERCONNECTS GROW THROUGH THE END OF THE DECADE SAM ($B): Pluggables, CPO $35 $30 CPO $25 $20 Pluggables $15 $10 SCALE UP SCALE OUT $5 $- 2023 2024 2025 2026 2027 2028 2029 2030 Scale-out Pluggables Scale-out CPO Scale-up CPO LightCounting and internal estimates Copyright 2025, Coherent. All rights reserved. NYSE I COHR 27

ACCELERATING ADOPTION CYCLES FAVOR TECHNOLOGY LEADERS Faster Adoption of New Data Rates 10G 100G 400G 800G 1.6T 3.2T 7 Yrs 5 Yrs 4 Yrs 3 Yrs $35 Overlapping Adoption Cycles $30 SAM by Data Rate ($B) $25 3.2T 1.6T $20 800G 400G $15 200G <=100G $10 $5 $- 2023 2024 2025 2026 2027 2028 2029 2030 LightCounting and internal estimates Copyright 2025, Coherent. All rights reserved. NYSE I COHR 28

OPTICS POWERS THE DATACENTER

Pluggable Transceivers Offer Flexibility

- Robust roadmap of increasing bandwidth density
- Standardized, multi-vendor ecosystem
- Easily serviceable
- Delays architectural commitment
- Retains “pay as you grow”

Co-packaged Optics Drives SAM Expansion

- Miniaturized transceiver, closer to switch/xPU chip
- Reduces power consumption, latency, and cost
- Increases faceplate density
- Great fit for scale up to replace copper


800G
1.6T
3.2T
6.4T
Pluggable Transceivers
Co-packaged Optics (CPO)

COHERENT
Copyright 2025, Coherent. All rights reserved.
NYSE I COHR
29

DEEP DATACOM TECHNOLOGY STACK IS A COMPETITIVE ADVANTAGE Pluggable Capability Type CPO Transceiver OPTICAL TRANSCEIVER Assembly and Test Components and Modulesüü GaAs VCSELsüü InP EMLsü Sources InP CW Lasersüü Source Lasers Passive Optics Integrated Circuits Detectors Silicon Photonicsüü GaAs Detectorsüü Detectors InP Detectorsüü Isolatorsüü Lens Arraysü Passive Optics Optical Multiplexer üü Demultiplexer Thermal Control Thermoelectric Coolersüü CPO Laser Driversüü Integrated Circuits TIAüü External Laser Sourceü Polarization-maintaining Fiberü Fiber Attach Unitü Copyright 2025, Coherent. All rights reserved. NYSE I COHR 30

DEEP DATACOM TECHNOLOGY STACK IS A COMPETITIVE ADVANTAGE Pluggable Capability Type CPO Transceiver OPTICAL TRANSCEIVER Assembly and Test Components and Modulesüü GaAs VCSELsüü InP EMLsü Sources InP CW Lasersüü Source Lasers Passive Optics Integrated Circuits Detectors Silicon Photonicsüü GaAs Detectorsüü Detectors InP Detectorsüü Isolatorsüü Lens Arraysü Passive Optics Optical Multiplexer üü Demultiplexer Thermal Control Thermoelectric Coolersüü CPO Laser Driversüü Integrated Circuits TIAüü External Laser Sourceü Polarization-maintaining Fiberü Fiber Attach Unitü Copyright 2025, Coherent. All rights reserved. NYSE I COHR 31

20-YEAR TECHNOLOGY LEADER: BROAD AND DEEP LASER PORTFOLIO

GaAs VCSELs

212 Gb/s Eye





- Shipped in Coherent Transceivers and sold to other Transceiver Manufacturers
- 200G/lane VCSEL-based 1.6T Transceiver Demonstrated OFC 2025

InP EMLs/DMLs

400 Gb/s Eye





- Majority of Coherent EML-based Transceivers Ship with Coherent EML
- Demonstrated 400G Differential EML at OFC 2025

InP CW Lasers/Silicon Photonics





- InP CW Laser in Production and Higher-Power Versions in Development
- Demonstrated 1.6T DR8 with InP CW Laser and Silicon Photonics at ECOC 2024

Shipped **1 BILLION** VCSELs | **¼ BILLION** InP Lasers

For Datacom

COHERENT
Copyright 2025, Coherent. All rights reserved.
NYSE I COHR 32

INTERNALLY DEVELOPED PHOTODETECTORS ARE A DIFFERENTIATOR



Transceiver
Laser
Detector
Transceiver
Detector
Laser
Front
Back

Advantages of Deep Vertical Tech Stack

- Time to market
- Innovation
- Cost
- Supply chain resilience

Differentiation in Photodetectors (PDs):

- World's first 4x25G PD for first 100G transceivers
- Custom-designed PD with integrated backside lenses for 200G/lane



Shipped

1 BILLION

InP and GaAs Photodetectors

COHERENT

Copyright 2025, Coherent. All rights reserved.

NYSE I COHR 33

EXPERTISE IN PASSIVE OPTICS ADDS TO COMPETITIVE ADVANTAGE Garnet Free Space Isolators Optical Multiplexers and Demultiplexers Fiber Assemblies for Transceivers Micro-optics Thermoelectric Coolers In-house design and manufacture enable differentiation and cost advantage Isolators, garnet, and passive optics are critical for transceivers Copyright 2025, Coherent. All rights reserved. NYSE I COHR 34

MARKET-LEADING ROADMAP FOR PLUGGABLE TRANSCEIVERS

800G
In Volume Production

1.6T
Volume Production 2025

3.2T
In Development

6.4T
In Development

OFC 2025

NEW PRODUCT



OCS Optimized Transceivers

DEMO



200G/lane VCSEL 1.6 T SR8 Transceiver

1.6T Si Pho LRO Transceiver

1.6T Si Pho 3 nm DSP Transceiver

DEMO

INDUSTRY FIRST



400G EML for 3.2T Transceiver

COHERENT
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DEEP MULTI-CUSTOMER ENGAGEMENT ON CPO • Engaged with a broad set of customers • Wide range of implementation • Broad portfolio of CPO-enabling technologies “AI factories are growing and networking infrastructure must evolve to keep pace. NVIDIA’s collaboration with innovators, such as Coherent, on silicon photonics will propel the next generation of AI.” Proud to be an Nvidia Ecosystem Innovation Partner - Gilad Shainer, SVP of Networking at NVIDIA Copyright 2025, Coherent. All rights reserved. NYSE I COHR 36

OPTICAL CIRCUIT SWITCH (OCS) DRIVES SAM EXPANSION Benefits of OCS • Reduces power consumption and cost OCS • Allows dynamic scheduling • Improves network reliability • Minimizes latency Cost Power 30% Savings 41% Savings $2B OCS SAM by 2030 Without OCS With OCS Without OCS With OCS Note: OCS SAM - Cignal AI and internal estimates Copyright 2025, Coherent. All rights reserved. NYSE I COHR 37

DEEPLY DIFFERENTIATED OPTICAL CIRCUIT SWITCH TECHNOLOGY



Software

Software Stack by Coherent
Integrated software for onboard control electronics and interface to customer network management

OCS System by Coherent

Coherent Solution	Other Solutions
Liquid Crystal Technology	Microelectromechanical Systems (MEMS)

Coherent Solution

Liquid Crystal Technology



Liquid Crystal Cell

- No moving parts
- No high-voltage components
- Shipped into subsea applications for decades
- Dramatically differentiated reliability

Other Solutions

Microelectromechanical Systems (MEMS)



MEMS Mirror Arrays

- Mechanical moving parts
- High-voltage components

- **Shipping components into OCS for >10 years**
- **Demonstrated OCS at OFC 2024**
- **First revenue achieved this quarter**

COHERENT
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MARKET-LEADING OCS ROADMAP FOR DATACENTER AND DCI

64x64 **OCS**	Larger Capacity **OCS**	C-Band **OCS**	Modular **OCS**	Increasing Capacity **OCS**
Production 2025	Production 2025	Samples 2026	2026	2027


SAMPLING NOW

Received production orders



Larger switch release for higher radix needs



C-band availability to address DCI market



Modular chassis design to address scale-up needs



Continuous evolution to larger radix sizes

COHERENT
Copyright 2025, Coherent. All rights reserved.
NYSE I COHR 39

POWERING DATACENTER AND COMMUNICATIONS NETWORKS Datacenter and Communications Satellite Datacenter Datacenter Communications $32B $12B Submarine Long Haul Transmission Metro $44B 2030 SAM Backbone Transport Copyright 2025, Coherent. All rights reserved. NYSE I COHR 40

SIGNIFICANT GROWTH IN DATACENTER INTERCONNECT (DCI) TRANSCEIVERS • Power constraints are forcing AI workloads to be spread across multiple datacenters • Drives the need for more and higher-speed DCI optical interconnects between datacenters • 100G, 400G, 800G ZR/ZR+ transceivers critical for DCI $5 DCI Transceiver SAM ($B) $4 $3 $2 $4B $1 DCI Transceiver SAM by 2030 $0 2023 2024 2025 2026 2027 2028 2029 2030 Source: Cignal AI and internal estimates Copyright 2025, Coherent. All rights reserved. NYSE I COHR 41

DIFFERENTIATION AND TIME TO MARKET LEAD THROUGH INTERNAL TECHNOLOGY

100G ZR QSFP28 TRANSCEIVER



Purpose-built Power-optimized Tunable Laser



Complex InP PIC Designed and Manufactured by Coherent

Multi-Year Lead Due to Internal InP Technology

- Industry’s first 100G ZR QSFP28 transceiver
- Enabled by novel low-power InP tunable laser

First to Market on 800G ZR/ZR+ QSFP-DD

- Enabled by market-leading InP photonic integrated circuit (PIC) technology
- InP PIC technology enables power- and cost-efficient solution for C & L band

COHERENT
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INDUSTRY-LEADING DCI ROADMAP

100G 400G — In Production

- INDUSTRY FIRST
- Industry's First 100G ZR QSFP28
- 400G ZR+ for longer reach and DCI backbones

800G — Ramping now

- INDUSTRY FIRST
- Industry's First 800G ZR/ZR+ Q-DD
- Industry's First L-band 800G ZR/ZR+

1.6T — In Development

- LR/ZR
- AI Campus Scale Out

3.2T — In Development

- FR/LR/ZR
- AI Scale Out

COHERENT
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TRANSPORT EQUIPMENT CRITICAL FOR NETWORK GROWTH AND FLEXIBILITY • Transport products carry, route, and monitor the optical signal from source to destination CLIENT METRO METRO CLIENT CORE • Key functions include: • Amplification • Switching and routing Optical Transport Network • Monitoring • Deep vertical tech stack & broad solution set $6 Transport SAM ($B) $5 $4 $3 $2 $5B $1 Transport Market by 2030 $0 2023 2024 2025 2026 2027 2028 2029 2030 Note: Transport SAM - OMDIA and internal estimates Copyright 2025, Coherent. All rights reserved. NYSE I COHR 44

HISTORY OF INNOVATIONS POWERING TRANSPORT NETWORK EFFICIENCY Merchant Wavelength Blocker OCM Disaggregated Dual Chip POLS Multi-Rail Uncooled µPump EDFA DGE Subsystems Pump Nano EDFA Embedded OTDR • Best-in-class GaAs pump laser chip design and INDUSTRY efficiency for over 20 years FIRST • Multi-generation lead in pump technology 2025 • Deep vertical tech stack & broad solution set Industry First Demonstration of multi-rail systems for dramatic improvement in power, efficiency, and footprint Copyright 2025, Coherent. All rights reserved. NYSE I COHR 45

POWERING DATACENTER AND COMMUNICATIONS NETWORKS Satellite Datacenter Large and Rapidly Innovation Leader with Growing Markets Many Industry Firsts Submarine Long Haul Transmission Metro Broad and Deep Multi-Gen Relationships Backbone Technology Portfolio with Top Customers Transport Copyright 2025, Coherent. All rights reserved. NYSE I COHR 46

ANALYST & INVESTOR DAY 2025 Industrial Segment Dr. Christopher Dorman EVP, Lasers Copyright 2025, Coherent. All rights reserved. NY NYS SE E I I CO COHR HR 47

LARGE MARKET OPPORTUNITY Precision Mfg Instrumentation and Other $6B $8B $23B 2030 SAM Auto & Energy Semi Cap & Display $5B $4B Copyright 2025, Coherent. All rights reserved. NYSE I COHR 48

INDUSTRIAL PHOTONICS – INNOVATION ACROSS THREE PARAMETERS Power Wavelength Pulse Length Copyright 2025, Coherent. All rights reserved. NYSE I COHR 49

HIGHER POWER: MEANS FASTER DELIVERY OF PRECISE HEAT

Power Increasing Over Time
(½ inch Mild Steel Cutting Comparison)

2000s	Today
5 kW	**20+ kW**
CO_2 Laser	Fiber Laser
6 inch/min	**30 feet/min**

Higher Power
- More heat per second
- Faster melting
- Faster welding, cutting, scribing


POWER
20 kW
FIBER
The Width of a Hair
LIGHT
The Intensity of a Star

COHERENT
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SHORTER WAVELENGTH: MEANS FINER FEATURE MANUFACTURING Wavelength Decreasing over Time 532 nm 266 nm 2000s Today Shorter Wavelengths • Focusing to a smaller spot • Finer feature manufacturing • Imaging smaller objects Modern wafer inspection is equivalent to scanning Manhattan in 20 seconds to find and identify the species of an ant Copyright 2025, Coherent. All rights reserved. NY NYS SE E I I CO COHR HR 51

SHORTER PULSES: MEANS CUTTING WITHOUT HEAT

Pulse Shortening Over Time

10 ps	300 fs
2000s	Today

Shorter Pulses

- Higher peak power for less time
- Heat travels at electron speed, a few atoms in 300 fs
- Cutting without heat


>100 MW
of Peak Power
40 W of Power
Compressed to 300 fs

COHERENT
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52

FULL PORTFOLIO OF LASER TECHNOLOGY = FULL RANGE OF APPLICATIONS

	Excimer Laser	Ion Laser	Solid State	Fiber Laser	CO_2 Laser
					
Wavelength	UV	UV	UV – IR	IR	Far IR
Power	High	Low	All	High	High
Pulse	Long	Continuous	Continuous, Long, Ultrafast	Continuous	Continuous, Long

COHERENT
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BROAD PORTFOLIO OF PRODUCTS, WIDE SPECTRUM OF MARKETS Market Excimer Ion Solid State Fiber CO 2 Semi Capital Equipment ◉◉◉◉◉ n/a Precision Manufacturing ◉◉◉◉ n/a n/a Display Manufacturing ◉◉◉ n/a Instrumentation ◉◉◉◉ n/a = Not applicable Copyright 2025, Coherent. All rights reserved. NYSE I COHR 54

LASERS MAKE MODERN SMARTPHONE MANUFACTURING POSSIBLE

Legend:

- ● Excimer
- ■ Ion
- ▲ Solid state
- ⬟ Fiber laser
- ◎ CO_2

Precision Manufacturing

Display Cap Equipment

Semi Cap Equipment

Camera Module / Sensor

- ▲ Sapphire Lens Cutting
- ▲ ⬟ Welding / Soldering

Display Module OLED

- ● LTPS Annealing
- ▲ ● Laser Lift-Off
- ▲ Glass / Sapphire Cutting
- ▲ ◎ Flex OLED Cutting and Drilling
- ◎ Film / Polarizer Cutting

Battery

- ⬟ Foil Cutting
- ▲ Marking / Coding
- ▲ ⬟ Welding
- ▲ ⬟ Structuring



Case

- ▲ Cutting / Engraving
- ▲ ⬟ Laser Marking / Coding
- ▲ 3D Molded Interconnects

IC Logic / Memory / Modem

- ● ◎ Photolithography
- ▲ ■ Bare & Patterned Wafer Inspection
- ▲ Wafer Dicing / Low-k-Scribe
- ▲ SiP Package Machining
- ◎ Wafer Annealing

Main PCB

- ▲ ◎ Micro Via Drilling
- ▲ Laser Direct Imaging
- ▲ Laser Singulation / Depaneling

COHERENT
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DEEPEST PORTFOLIO OF PHOTONIC TECHNOLOGIES EXAMPLE: ULTRAFAST LASER Nonlinear Crystals Optics Diffraction Gratings Fiber Processing Acousto-optic Modulators Gallium Arsenide Pump Diodes Fiber Bragg Gratings Integrated Software for onboard control electronics, external control, Gallium Arsenide Substrates Software and diagnostics Speciality Fiber Isolators Copyright 2025, Coherent. All rights reserved. NYSE I COHR 56

ADVANCED MATERIALS ARE OUR KEY FOUNDATIONAL ELEMENTS Transceivers Lasers Industrial Indium Gallium Crystals/ Zinc Diamond/SiC/ Phosphide Arsenide Garnet Selenide Composites Copyright 2025, Coherent. All rights reserved. NYSE I COHR 57

ADVANCED MATERIALS MAKE SEMICONDUCTORS POSSIBLE



Epitaxy	Deposition	CMP	Inspection	Lithography	Etch	Ion Implantation	Back End
Epi Susceptors	Baseplates Showerheads Wafer Carriers	CMP Discs	Wafer Chucks Stages	Wafer Tables Stages Mirrors Laser Windows Optics Crystals	Baseplates Showerheads	Wafer Carriers	TCB Nozzles Back-end Stages Via Drilling Optics

- ▲ ZnSe
- ⬟ Diamond
- ◎ Crystals
- ● SiC / Engineered Materials

COHERENT
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KEY GROWTH DRIVERS IN OUR INDUSTRIAL END MARKETS $ Coherent Industrial Growth (5-10%) Wavelength Semi Capital Equipment Power Pulse Precision Manufacturing Industrial Market Growth (3-5%) Next 3-4 years Power Wavelength Display Capital Equipment § Increasing laser processes Wavelength Instrumentation § Increasing laser complexity Copyright 2025, Coherent. All rights reserved. NYSE I COHR 59

INCREASING USE AND COMPLEXITY OF SEMI CAP INSPECTION LASERS Smaller node size increases Node 250 nm 3 nm≤2 nm process intensity and complexity Optical Steep increase in number of 3 85 100+ inspection steps Inspection Steps Shorter wavelengths Wavelength 532 nm 266 nm≤266 nm Increasing complexity Copyright 2025, Coherent. All rights reserved. NYSE I COHR 60

TODAY’S SEMI CAP INSPECTION LASERS ARE 5X MORE COMPLEX • Atomic-level mirror position control Equivalent of Entire Laser in 2002 • 20 years of internal crystal development Cutting-Edge Software • Materials expertise enabling 20,000-hour Software lifetime Copyright 2025, Coherent. All rights reserved. NYSE I COHR 61

INCREASING LASER CONTENT IN PRECISION MANUFACTURING Example: EV Manufacturing Example: Mobile Phone Manufacturing Ultra-Precise Heat Ultrafast, Power Without Heat Year 2000s Today Future 2000s Today Future Laser Process 1-2 40 50+ 1-2 40 50+ Steps Laser 5 kW 10 kW kW, Pulsed 30 ns 300 fs fs UV Copyright 2025, Coherent. All rights reserved. NYSE I COHR 62

DEEP TECH STACK ENABLES PRECISION MANUFACTURING LEADERSHIP

Power: Speed- and Cost-Driven


RESET
COHERENT
EDGE FL



Specialty Fiber



GaAs Epi Wafers



Beam Delivery Systems



Combiner Components



Pump Assemblies



Optics

Software

Ultrafast: Capability-Driven


Monaco



Advanced Fiber



Nonlinear Crystals



Complex Optic Coatings

COHERENT
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PRODUCT LAUNCH: PRECISION MANUFACTURING AIM FL Series of Single-Mode Fiber Lasers • Rack-mounted industrial, multi-kilowatt single-mode fiber lasers • For automotive, EV, medical device, and consumer goods manufacturing • Single-mode for superior beam quality, stability, and precision • Leverages Coherent’s deep vertical tech stack Launched March 2025 Copyright 2025, Coherent. All rights reserved. NYSE I COHR 64

DISPLAY MARKET: ENABLING OLED AREA GROWTH AND MICROLED ADOPTION Area Vol/year Today Outlook 55% 1X 1.4 Billion 90% OLED OLED OLED 2X Expansion in Total OLED 5% 4X 440 Million 25% OLED Surface Area OLED microLED 10% of TV Market 0% 100X 230 Million Penetration microLED Future Content Expansion = $1B Opportunity Copyright 2025, Coherent. All rights reserved. NYSE I COHR 65

UNRIVALLED UV PHOTON POWER FOR OLED DISPLAY PROCESSING 2010s Today Future Area of OLED 2 0.01 10 20 (million m ) Panel Size Gen 4.5 Gen 6 Gen 8 2 kW UV anneals the silicon backplane Process of record 1 kW 2 kW 2 kW Laser Power Sophisticated software stack for excimer, solid state annealing Software Excimer Excimer Excimer, DPSS Copyright 2025, Coherent. All rights reserved. NYSE I COHR 66

PRODUCT LAUNCH: DISPLAY • World’s first high-throughput turnkey system for inline UVTRANSFER microLED production, more than 50k LED per second • MicroLED for TV-sized panels • Brightest display, tiles for size flexibility, long lifetime, robust • Highest power of UV photons for production-ready throughput rates • Mass transfer time reducing from hours to minutes per TV Launching This Sophisticated software stack for Quarter microLED manufacturing Software Copyright 2025, Coherent. All rights reserved. NYSE I COHR 67

HEALTH SCIENCES REQUIRE INCREASING PHOTONIC COMPLEXITY 2000s Today Future Cells / s 10,000 50,000 150,000 Colors 1-2 6 9+ • Flow Cytometry: Laser-based analysis to rapidly count thousands of cells • Detects cancers, detects diseases, assesses vaccines Contents • Growth driven by an aging population and personalized medicine • High-dimensional analysis Software Copyright 2025, Coherent. All rights reserved. NYSE I COHR 68

PRODUCT LAUNCH: INSTRUMENTATION – AXON FL Picture • 140 fs 920 nm pulses for 3D imaging of brains to neuron-level accuracy • Enables real-time laser imaging of neural activity on mobile subjects, providing real-world feedback • Neuroscience, disease research, drug discovery, and moving toward clinical applications • Driven by an aging population Launched This Sophisticated software stack for Quarter neuroscience Software Copyright 2025, Coherent. All rights reserved. NYSE I COHR 69

EXPANDING RECURRING SERVICE REVENUE STREAMS Example: Solid State Laser $$$$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ 20 Years Industrial System Sale Service and Consumables Revenues Revenue Revenue $1X 25% $5X Growing Service and Consumables Revenue Enduring Service Revenue Copyright 2025, Coherent. All rights reserved. NYSE I COHR 70

GROWING COMPLEXITY AND CONTENT Faster than Market Unmatched Product Deep Technology Long Life, High Growth Portfolio Stack Margin Revenue Copyright 2025, Coherent. All rights reserved. NYSE I COHR 71

ANALYST & INVESTOR DAY 2025 Financials Sherri Luther CFO Copyright 2025, Coherent. All rights reserved. NY NYS SE E I I CO COHR HR 72

KEY FINANCIAL PRIORITIES Strong Margin & Profit OpEx Disciplined Revenue Growth Expansion Efficiency Capital Allocation Copyright 2025, Coherent. All rights reserved. NYSE I COHR 73

FINANCIAL PROGRESS TO DATE OPEX REVENUE ($M) GROSS MARGIN 1,498 38.5% 1,435 38.2% 1,348 21.0% 1,314 1,209 36.7% 20.6% 35.9% 20.4% 19.9% 33.6% 19.7% Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 24% Revenue Growth + 490 bps Expansion OpEx Discipline OPERATING INCOME % INTEREST EXPENSE ($M) EARNINGS PER SHARE 18.6% 18.5% $73 16.1% $68 $67 15.4% $64 $0.95 $0.91 $57 12.6% $0.67 $0.51 $0.38 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 + 600 bps Expansion 22% Reduction in Interest 2.4X EPS Growth Note: All comparisons for Q3’25 vs Q3’24. See appendices for non-GAAP financial measures and the GAAP to non-GAAP reconciliation. Copyright 2025, Coherent. All rights reserved. NYSE I COHR 74

DRIVING DOUBLE-DIGIT REVENUE GROWTH Revenue Growth Drivers DATACENTER and COMMUNICATIONS TARGET: 10-15%+ CAGR • AI datacenter market growth • SAM expansion, e.g., optical switching • Share gain opportunity DATACENTER 15-20%+ CAGR and COMMS INDUSTRIAL • Industrial market growth INDUSTRIAL 5-10% CAGR • Content expansion of lasers and optics • Growing recurring service revenue stream FY25 3-4 years Copyright 2025, Coherent. All rights reserved. NYSE I COHR 75

GROSS MARGIN EXPANSION Gross Margin Expansion Strategies Product Volume >42% • Improved absorption on higher volumes is a tailwind • Potential headwinds from mix Cost Price Pricing Optimization 37.9% Vol • New pricing tools & analytics • Depth & breadth of product offerings Cost Reductions • Operational improvements in efficiency & yield • Reductions in fixed costs and overhead FY25 TARGET Note: Non-GAAP Gross Margin. See appendices for non-GAAP financial measures and the GAAP to non-GAAP reconciliation. Copyright 2025, Coherent. All rights reserved. NYSE I COHR 76

INVESTMENTS FOR LONG-TERM GROWTH Operating Expenses Investment Strategy R&D SG&A OPEX % SG&A • Disciplined G&A expense management 21.2% 20.0% • Drive efficiencies & leverage with low-cost geos 18.0% • Operational leverage as revenue grows 11.6% 10.4% 8.0% R&D • Scale with revenue & invest in long-term growth 10.0% 9.6% 9.6% • Investments with the highest ROI • Shift investments to profit & growth engines FY24 FY25 Target Note: See appendices for non-GAAP financial measures and the GAAP to non-GAAP reconciliation. Note: Non-GAAP Copyright 2025, Coherent. All rights reserved. NYSE I COHR 77

PROFITABILITY GROWTH Operating Margin Profitability Expansion >24% • Double-digit revenue growth • Gross margin expansion 18% • Disciplined SG&A spend 13% • R&D investments for long-term growth FY24 FY25 Target Note: See appendices for non-GAAP financial measures and the GAAP to non-GAAP reconciliation. Note: Non-GAAP Copyright 2025, Coherent. All rights reserved. NYSE I COHR 78

STRENGTHENING THE BALANCE SHEET Leverage Ratio Cash Allocation Debt Balance TTM EBITDA Leverage Ratio 2.5x • Maintain strong liquidity • Excess cash used to pay down debt 2.1x <2.0x • Reduced interest rate by 75 bps through debt repricing • Drive leverage ratio to <2.0x • Debt payments of $386M made in FY25 YTD FY24 Q3FY25 Target Focus on Debt Leverage Reduction Note: Non-GAAP financial measures. See appendices for GAAP to non-GAAP reconciliation. Debt leverage ratio as defined by credit agreement, excludes convertible preferred shares. Copyright 2025, Coherent. All rights reserved. NYSE I COHR 79

CAPITAL ALLOCATION Capital Allocation in Q1-Q3 FY25 ($M) Go-Forward Strategy (FY25) Organic Investment R&D $405 Investment Invest in the product portfolio Capex investment to support revenue growth Capex $310 Investment Debt Paydown & Interest Reduction $386 Debt Paydown Reduce leverage ratio to <2.0 Strategic M&A Strategic M&A $0 Adjacent & complementary to the core business Investing to Drive Long-Term Revenue Growth and Reduce Debt and Interest Copyright 2025, Coherent. All rights reserved. NYSE I COHR 80

FINANCIAL TARGET MODEL Target Model FY24 FY25 (Next 3 to 4 years) Revenue Growth (YoY) (9%) +23% 10-15%+ Sustainable double-digit growth Gross Margin 34.3% 37.9% >42% Pricing optimization & cost reduction strategy Investing in long-term product portfolio OpEx 21.2% 20.0% 18% (10% R&D, 8% SG&A) Operating Margin 13.1% 17.8% >24% Expanding margins & profitability Focused on Driving Long-Term Shareholder Value Note: See appendices for non-GAAP financial measures and the GAAP to non-GAAP reconciliation. Note: Non-GAAP Copyright 2025, Coherent. All rights reserved. NYSE I COHR 81

TARIFFS • Based on the current tariff policy, the impact of tariffs to our business in Q4 FY25 is not expected to be significant • Any changes to this current landscape could change the expected impact • We believe we have a resilient & flexible supply chain highly valued by our customers • Global manufacturing footprint with 60 different locations across 14 countries • Half of our manufacturing locations are in the U.S. • Internal production of many of our most critical technology in-feeds • Adaptable supply chain with optionality that benefits our customers • We expect to adapt as necessary to support our customers in response to any changes in the landscape Copyright 2025, Coherent. All rights reserved. NYSE I COHR 82

NEW REPORTING SEGMENTATION BEGINNING IN FY26 Revenue Distribution New Segments • New reporting segmentation will be effective FY26 New Current Segmentation Segmentation • Reflects better alignment with end markets Lasers Industrial INDUSTRIAL • Semiconductor and Display Capital Equipment Materials • Precision Manufacturing, Instrumentation and Other DATACENTER and COMMUNICATIONS Datacenter & Networking Comms • Datacom Transceivers and Components • Telecom and DCI Current New Note: Revenue distribution is based on FY25 Forecast. Copyright 2025, Coherent. All rights reserved. NYSE I COHR 83

KEY FINANCIAL PRIORITIES Strong Margin & Profit OpEx Disciplined Revenue Growth Expansion Efficiency Capital Allocation Copyright 2025, Coherent. All rights reserved. NYSE I COHR 84

APPENDIX: GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP financial measures on these slides include gross margin, operating expense percentage, operating margin, operating income percentage and earnings per share. See appendices for GAAP to non-GAAP reconciliations. Debt leverage ratio as defined by credit agreement, excludes convertible preferred shares. All comparisons for quarterly data are Q3’25 vs Q3’24. FY25 is Q1 to Q3 actuals plus Q4 mid-point of guide. The Company does not provide reconciliations of forward-looking Non-GAAP measures. The Company is unable, without unreasonable efforts, to forecast certain items required to develop a meaningful GAAP financial measure that is comparable to this forward-looking figure. Copyright 2025, Coherent. All rights reserved. NYSE I COHR 85

GROSS MARGIN RECONCILIATION (Millions, except percentages) Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 FY24 GAAP Gross Margin $366 $432 $460 $509 $528 $1,456 GAAP Gross Margin % 30.3% 32.9% 34.1% 35.5% 35.2% 30.9% Share-based compensation 5 5 6 6 5 23 Amortization of acquired intangibles 31 30 30 30 44 122 Integration, site consolidation and other 4 4 (1) 3 - 15 Non-GAAP Gross Margin $406 $471 $495 $ 548 $577 $1,616 Non-GAAP Gross Margin % 33.6% 35.9% 36.7% 38.2% 38.5% 34.3% Copyright 2025, Coherent. All rights reserved. NYSE I COHR 86

OPERATING EXPENSES RECONCILIATION (Millions, except percentages) Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 FY24 $344 $369 $385 $372 $456 $1,360 GAAP Operating Expenses % of Revenue 28.5% 28.1% 28.6% 26.0% 30.4% 28.9% Share-based compensation (21) (24) (30) (35) (35) (104) Amortization of acquired intangibles (42) (41) (41) (41) (44) (166) Restructuring and other charges (12) (14) (24) (8) (74) (27) Integration, site consolidation and other (15) (21) (12) (5) (6) (65) $998 Non-GAAP Operating Expenses $254 $269 $278 $283 $297 21.2% % of Revenue 21.0% 20.4% 20.6% 19.7% 19.9% Copyright 2025, Coherent. All rights reserved. NYSE I COHR 87

R&D % AND SG&A % RECONCILIATION Q1 25 Q2 25 Q3 25 FY24 10.1% GAAP R&D Expense % 9.8% 10.0% 10.2% (0.4%) Share-based compensation (0.4%) (0.4%) (0.5%) (0.3%) Amortization of acquired intangibles (0.1%) - (0.1%) 9.4% Non-GAAP R&D Expense % 9.3% 9.6% 9.6% Q1 25 Q2 25 Q3 25 FY24 GAAP SG&A Expense % 17.0% 15.4% 15.5% 18.1% Share-based compensation (1.8%) (2.1%) (2.0%) (1.7%) Amortization of acquired intangibles (3.0%) (2.8%) (2.7%) (3.5%) Integration, site consolidation and other (0.9%) (0.3%) (0.4%) (1.3%) Non-GAAP SG&A Expense % 11.3% 10.2% 10.5% 11.6% Copyright 2025, Coherent. All rights reserved. NYSE I COHR 88

OPERATING INCOME RECONCILIATION (Millions, except percentages) Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 FY24 GAAP Operating Income $22 $63 $75 $137 $72 $96 GAAP Operating Income % 1.8% 4.8% 5.6% 9.5% 4.8% 2.0% Share-based compensation 26 29 36 41 40 127 Amortization of acquired intangibles 72 72 72 72 87 288 Restructuring and other charges 12 14 24 8 74 27 Integration, site consolidation and other 19 25 11 7 6 80 Non-GAAP Operating Income $152 $203 $218 $265 $279 $618 Non-GAAP Operating Income % 12.6% 15.4% 16.1% 18.5% 18.6% 13.1% Copyright 2025, Coherent. All rights reserved. NYSE I COHR 89

EARNINGS PER SHARE RECONCILIATION Q3 24 Q4 24 Q1 25 Q2 25 Q3 25 FY 24 GAAP net income per share - diluted $(0.29) $(0.52) $ (0.04) $0.44 $ (0.11) $ (1.84) Share-based compensation 0.17 0.19 0.23 0.26 0.25 0.83 Amortization of acquired intangibles 0.46 0.47 0.45 0.45 0.55 1.89 Restructuring and other charges 0.08 0.09 0.15 0.05 0.47 0.18 Integration, site consolidation and other 0.12 0.16 0.07 0.04 0.04 0.52 Foreign currency exchange (gains) losses 0.02 0.01 0.06 (0.22) 0.10 0.06 Non-controlling interest impact of non-GAAP items - - - - (0.08) - Tax effect of non-GAAP adjustments (0.18) 0.12 (0.25) (0.08) (0.31) (0.42) Non-GAAP net income per share - diluted $0.38 $0.51 $0.67 $0.95 $0.91 $1.21 Copyright 2025, Coherent. All rights reserved. NYSE I COHR 90